UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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QUESTAR CORPORATION ________________________________________________________________________________ (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(Logo)

QUESTAR CORPORATION

180 East 100 South

P. O. Box 45433

Salt Lake City, Utah 84145-0433

______________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 18, 2004

_______________________________________

The Annual Meeting of Stockholders of Questar Corporation, a Utah corporation (the "Company"), will be held at 1140 West 200 South, Salt Lake City, Utah, on Tuesday, May 18, 2004, at 8:00 a.m., local time.  The purpose of the meeting is to:

1.

Elect five directors;

2.

Approve the Long-term Cash Incentive Plan;

3.

Act on any other matters that may come before the meeting.

Only holders of common stock at the close of business on March 22, 2004 may vote at the Annual Meeting or any adjournment of it.  If you have your shares registered in the name of a brokerage firm or trustee and plan to attend the meeting, please obtain a letter, account statement, or other evidence of your beneficial ownership of shares to facilitate your admittance to the meeting.

 By Order of the

 Board of Directors

 Connie C. Holbrook

 Senior Vice President,

 General Counsel, and Secretary

Salt Lake City, Utah

April 5, 2004

YOUR VOTE IS IMPORTANT.

It is important that as many shares as possible be represented at the Annual Meeting.  Please date, sign, and promptly return your white proxy card in the enclosed envelope (which requires no postage if mailed within the United States).  Your proxy may be revoked by you at any time before it is voted.

QUESTAR CORPORATION

PROXY STATEMENT

May 18, 2004

The Board of Directors of Questar Corporation is soliciting proxies from its stockholders to be used at the Annual Meeting on Tuesday, May 18, 2004.  This proxy statement contains information related to the Annual Meeting.  At the Annual Meeting, holders of common stock will elect five directors of the Company for three-year terms that expire in May of 2007 and approve a new performance-based plan.  Information concerning the Annual Meeting and solicitation of proxies for it is presented in a question and answer format.

Q:

What am I voting on?

A:

You can cast your votes to elect five nominees to serve new three-year terms.  The nominees for new three-year terms are five incumbent directors: Teresa Beck, R. D. Cash, Robert E. McKee III, Gary G. Michael, and Charles B. Stanley.

You are also being asked to approve a new executive compensation plan, the Long-term Cash Incentive Plan ("Plan").

Q:

Who can vote?

A:

Stockholders who owned shares as of the close of business on March 22, 2004.  Each holder is entitled to one vote for each share held on such date.

Q:

How do I vote?

A:

Sign and date each proxy card you receive and return it in the enclosed prepaid envelope. If you return your signed proxy card, but do not indicate how you want to vote, your shares will be voted for the named nominees and for the new Plan.  You have the right to revoke your proxy by notifying the Company's Corporate Secretary prior to the meeting, by returning a later dated proxy, or by voting in person at the Annual Meeting.

If you own shares through a broker or other nominee, you must return your proxy card to the broker.  Your votes cannot be counted if you send the proxy directly to the Company.

Q:

What does it mean if I get more than one proxy card?

A:

It means that you hold shares registered in more than one account.  Sign and return all proxies to make sure that all your votes are counted, but consider consolidating your accounts to minimize the administrative cost of sending materials to you.

Q:

Who is soliciting my proxy?

A:

Questar's Board of Directors.

Q:

Who is paying for the solicitation?

A:

The Company is paying for the solicitation of proxies and will reimburse banks, brokers, and other custodians for reasonable charges to forward proxy materials to beneficial holders.

Q:

What constitutes a quorum?

A:

On March 22, 2004, the Company had 83,703,366 shares of common stock.  A majority of the shares, or 41,851,684 shares, constitutes a quorum.  Once a quorum is present, the nominees will be elected upon receiving a plurality of the shares represented at the meeting and the Plan will be approved by receiving a majority of such shares.  The Company's Bylaws provide that votes "withheld" from nominees will not be counted for purposes of determining whether a nominee receives a plurality of votes.  Shares registered in the names of brokers for which proxies are voted for some but not all matters will be considered as voted only as to those matters actually voted.  Abstentions, broker nonvotes, and instructions to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes.  Such action, however, will not reduce the number of votes otherwise received by the nominee.

Q:

Who can attend the Annual Meeting?

A:

Any stockholder of record as of March 22, 2004, can attend.  If you own shares through a nominee or trustee, please obtain a letter, account statement, or other evidence of your ownership of shares as of such date.

Q:

How will my vote be handled on other matters?

A:

Questar's Bylaws limit the matters presented at an Annual Meeting to those in the notice, those properly presented by the Board of Directors and those presented by stockholders so long as the stockholder gives the Corporate Secretary written notice of the matter at least 90 days but not more than 120 days before the meeting.  We do not expect any other matter to come before the meeting.  If any other matter is presented at the Annual Meeting, your signed proxy gives the named proxies authority to vote your shares.  (See "Other Matters" on page 23 for a detailed discussion of the Company's Bylaw requirements.)

Q:

When are stockholder proposals due for the next Annual Meeting?

A:

To be considered for presentation at the Company's Annual Meeting scheduled for May of 2005 and included in the proxy statement, a stockholder proposal must be received at the Company's office no later than December 6, 2004.

ELECTION OF DIRECTORS

The Company's Restated Articles of Incorporation provide for a board of 13 directors, divided into three classes, approximately equal in number, elected to serve three-year terms.

The Board of Directors has selected Teresa Beck, R. D. Cash, Robert E. McKee III, Gary G. Michael, and Charles B. Stanley as the nominees for election to three-year terms that expire in May of 2007. Unless you give other instructions for your shares, the proxies will be voted for the nominees.

All of the nominees have advised the Company that they are willing to serve as directors. However, in the event that any nominee is unwilling or unable to serve as a director, the proxies named in the enclosed proxy may vote, in their discretion, for any other person.

Biographical information concerning the nominees and the current directors of the Company whose terms will continue after the Annual Meeting appear below.  Unless otherwise indicated, the nominees have been engaged in the same principal occupation for the past five years.  Ages are correct as of the date of the proxy statement.

Nominees

[Picture]

Ms. Teresa Beck, age 49, has served as a director since 1999.  She was President of American Stores from 1998 to 1999, and was American Stores' Chief Financial Officer from 1993 to 1998.  She is a director of Albertson's Inc.; Lexmark International, Inc.; Textron, Inc.; and ICOS Corporation and a trustee of Intermountain Health Care, The Children's Center, the David Eccles School of Business at the University of Utah, and The Nature Conservancy of Utah.

[Picture]

Mr. R. D. Cash served as the Company's Chief Executive Officer from May of 1984 to May of 2002 and as the Company's Chairman of the Board from May of 1985 to May of 2003.  He also served as President of the Company from May of 1984 to February 1, 2001.  Mr. Cash, age 61, has been a director of the Company since 1977 and also serves as a director of Zions Bancorporation, National Fuel Gas Company, Associated Electric and Gas Insurance Services Limited, and Texas Tech Foundation, Inc.

[Picture]

Mr. Robert E. McKee, III, age 57, was appointed to serve as a director of the Company effective April 1, 2003.  He served as a senior advisor for the occupying Coalition Provisional Authority in Iraq to assist with the rebuilding of its oil industry from October 1, 2003 to March 18, 2004.  He retired on March 31, 2003, after 37 years with ConocoPhillips and Conoco, Inc., including 10 years as Executive Vice President, Exploration (1992-2002).  During his career with Conoco, he also served as Senior Vice President of Dupont until October of 1998.  He is a director of the American Petroleum Institute, member of the President's Council for the Colorado School of Mines and member of the advisory committee for the University of Texas engineering department.  He is currently serving as the Chairman of Enventure Global Technology (an expandable tubular technology company).

[Picture]

Mr. Gary G. Michael, age 63, has been a director since 1994.  He served as Chairman and Chief Executive Officer of Albertson's, Inc. from February of 1991 to April of 2001.  He is a director of Boise Cascade Corporation, Idacorp Inc., Harrah's Entertainment Inc., and The Clorox Company.

[Picture]

Mr. Charles B. Stanley, age 45, serves the Company as Executive Vice President.  He has served as a director of the Company since November 1, 2002 when he was appointed to fill the remainder of a term.  Mr. Stanley has responsibility for the Company's Market Resources activities and is the President and Chief Executive Officer of each entity within that group, e.g. Wexpro Company (oil and gas development) and Questar Exploration and Production Company (oil and gas exploration and production).

Continuing Directors (Present Term Expires in 2005)

[Picture]

Mr. Phillips S. Baker, Jr. is the President and Chief Executive Officer and a director of Hecla Mining Company.  He was appointed to serve as a director of the Company effective February 10, 2004 to fill the remainder of  a term.  Mr. Baker, age 44, served as Vice President of Hecla from May 2001 to November 2001, as Chief Financial Officer from May of 2001 to June 2003, as Chief Operating Officer from November 2001 to May of 2003, before being named as Chief Executive Officer in May of 2003.  Prior to joining Hecla, he served as Vice President and Chief Financial Officer of Battle Mountain Gold Company from March of 1998 to January 2001.

[Picture]

Mr. Patrick J. Early, age 71, served as Vice Chairman of Amoco Corporation from July of 1992 until his retirement in April of 1995.  He has served as a director of the Company since 1995.  He was also a director of Amoco Corporation from 1989 until his retirement.

[Picture]

Mr. L. Richard Flury, age 56, retired as Chief Executive, Gas and Power for BP plc on December 31, 2001.  He had served in this position from January of 1999 to his retirement.  Prior to working for BP plc and BP Amoco plc, Mr. Flury held a number of key management positions with Amoco Corp. including Chief Executive for worldwide exploration and production.  He was first elected to the Board in May of 2002.  Mr. Flury also serves as a director of Chicago Bridge and Iron Company, N.V. and as a trustee of Thunderbird-the American Graduate School of International Management.

[Picture]

Mr. James A. Harmon, age 68, was reappointed to serve as a director in June of 2001 after serving as Chairman and President of the Export-Import Bank of the United States.  He previously served as a director of the Company from 1976 to 1997.  He currently has a financial services firm, Harmon & Co. LLC.

.

Continuing Directors (Present Term Expires in 2006)

[Picture]

Mr. W. Whitley Hawkins owns HBI, Inc., which manufactures chemical coating products.  He retired as President and Chief Operating Officer of Delta Air Lines in March of 1993.  Mr. Hawkins, age 72, has served as a director of the Company since 1991 and also serves on the Advisory Council of SunTrust Bank and on the Advisory Board of the International Airline Passengers Association.  Mr. Hawkins will retire from the Board effective May 18, 2004.

[Picture]

Mr. Robert E. Kadlec has a venture capital firm, Bentley Capital Corp. He is age 70 and has been a director of the Company since 1987.  He is a director of International Forest Products Ltd., Eaton Power Corporation,  and Vancouver International Airport Authority, and serves on the Board of Trustees for the Vancouver Police Foundation.

[Picture]

Mr. Keith O. Rattie serves as the Company's Chairman, President and Chief Executive Officer.  He was named President effective February 1, 2001, Chief Executive Officer May 1, 2002, and Chairman May 20, 2003.    Prior to his appointment, Mr. Rattie, age 50, served as Senior Vice President of The Coastal Corporation from 1997 to January 30, 2001.  He also serves as a director of Zions First National Bank, Interstate Natural Gas Association of America, and Gas Technology Institute.

[Picture]

Mr. Harris H. Simmons is the Chairman, President and Chief Executive Officer of Zions Bancorporation and the Chairman of the Board of Zions First National Bank.  He is age 49 and has served as a director since 1992.  He also serves as a director of O. C. Tanner Company.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Committees

The Board has standing audit (Finance and Audit), nominating (Governance/Nominating), and compensation (Management Performance) committees that are each comprised solely of independent directors.  Each committee has a charter that can be found on the Company's website (www.questar.com).  The following section contains information about Board Committees:

Governance/

Name of Director

Finance/Audit

Management Performance

Nominating

Executive

P. S. Baker, Jr.

1

X

T. Beck

            X

X

       X

R. D. Cash

P. J. Early

X2

       X

   X

L. Richard Flury

            X

       X

J. A. Harmon

X

X

W. W. Hawkins

X

      X2

   X

R. E. Kadlec

X

X

      X2

R. E. McKee, III

X

G. G. Michael

X2

X

      X

K. O. Rattie

   X

H. H. Simmons

X

      X

      X

C. B. Stanley

Meetings held in 2003 7 6 3 0

1Member as of February 10, 2004

2Chairman

Finance and Audit: Reviews auditing, accounting, financial reporting, and internal control functions; appoints the Company's outside auditors; monitors financing requirements, dividend policy, and investment relations activities; oversees compliance activities.  The Company's common stock is listed on the New York Stock Exchange (NYSE) and is governed by its listing standards. The Committee has adopted a charter, officially referred to as a "Statement of Responsibilities," which has been updated to reflect the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE's new listing standards.  A copy of this charter is attached to the Proxy Statement as Appendix B.  The Company's Board has determined that all members of the Committee meet the independence standards of Section 303.01(B)(2)(a) and (3) of the Rules of the NYSE.  The Committee's report begins on page 21.

Management Performance: Reviews the performance of top management, particularly Mr. Rattie, salary and compensation arrangements paid to the Company's officers; administers the Long-term Stock Incentive Plan and Long-term Cash Incentive Plan; and makes recommendations about participants, performance objectives and awards under the Annual Management Incentive Plans adopted by the Company and its major operating subsidiaries. The Committees' report begins on page 16.

Governance/Nominating: Responsible for governance activities, particularly Board and Committee evaluations and Committee assignments.  The Committee also recommends individuals for nomination to the Board of Directors and considers director candidates suggested by shareholders.  All members are independent directors.

The Governance/Nominating Committee functions as the Company's nominating committee.  This Committee is currently chaired by W. Whitley Hawkins, a long-term member of the Board.  The Committee's charter identifies the criteria established for nominees for directors, including nominees recommended by shareholders and self-nominees.  These criteria are uniformly used as a framework for evaluating all nominees as well as incumbent directors and include the following:  experience as senior officer, e.g., Chief Executive Officer, President, Chief Financial Officer, of a public company or extensive experience in finance or accounting; active in business at least part-time with skills and experience necessary to serve as chair of Board Committee; willingness to commit time and energy to service as a director; experience in the Company's lines of business or understanding of the Company's business environment; ability to exercise independent judgment and make analytical inquiries; reputation for integrity and good judgment; and geographical location (residence or business activity) in states where the Company has significant operations.

In early 2004, the Board, acting on the Committee's recommendation, appointed Phillips S. Baker to fill the remainder of a term expiring in 2005.  The Committee recommended Mr. Baker after evaluating several candidates identified in a formal search process conducted by a third party hired by the Committee and paid a fee for its service.  Mr. Baker, in addition to service as a senior officer (Chief Financial Officer, Chief Operating Officer, Chief Executive Officer) of Hecla Mining Company, is very familiar with business and environmental problems associated with commodity price volatility and reclamation activities.  He is a sitting Chief Executive Officer of a New York Stock Exchange-listed company who has no prior relationships with any members of the Company's management.  Mr. Baker also satisfies the key criteria relating to integrity and willingness to devote time and energy to the Company's business activities.

The Committee has never received nominations from shareholders, but will certainly consider them using the same criteria listed above.  Shareholders interested in submitting the names of candidates who satisfy at least most of the criteria listed above should submit in writing the names and qualifications of the candidate(s) to the Chairman of the Governance/Nominating Committee at the Company's general headquarters.  Any nomination letters addressed to the Chair of the Governance/Nominating Committee, at the Company's address, will be forwarded without screening. Individuals so nominated will be reviewed using the criteria set forth above.

Executive: Acts on behalf of the Board of Directors and handles special assignments.  The Chairman of the Committee (currently Mr. Kadlec) must be an independent director and functions as the Company's lead director.

Independence of Directors

With the exception of Messrs. Cash, Rattie, and Stanley, all of the Company's directors are independent as this term is defined by the Securities and Exchange Commission and by the Exchange.

Communications with Directors

Shareholders may communicate with the Board of Directors, including Robert E. Kadlec, the lead director, and including all non-management directors as a group, by sending a letter addressed to the full Board, Mr. Kadlec, or the non-management directors in care of the Corporate Secretary at Questar Corporation, 180 East 100 South, P O Box 45433, Salt Lake City, Utah 84145-0433.  The Corporate Secretary has the authority to discard any solicitations, advertisements, or other inappropriate communications, but will forward any mail to the named director or group of directors that isn't otherwise excluded.  Any mail that is directed to the full Board will be forwarded to Mr. Rattie, as the Chairman of the Board.

Attendance at Meetings

The Company's Board of Directors held four regular meetings during 2003; Board Committees held a total of 16 meetings.  With the exception of Messrs. Harmon and McKee, all directors attended at least 75 percent of the meetings. Mr. McKee attended 100 percent of the meetings prior to his special assignment in Iraq.  Mr. Harmon attended 75 percent of the Board meetings but did not attend 75 percent of the Committee meetings.  The Company's directors had an overall attendance percentage of 90 percent.  The Company's directors are expected to attend the Company's Annual Meeting.  With the exception of Mr. Harmon, all of the directors attended the Company's 2003 Annual Meeting

Directors' Compensation

The Company's nonemployee directors receive the following compensation for their service as directors:

Annual Retainer:                                              30,000 (quarterly installments of $7,500)

Committee Retainers:

    Chair, Finance and Audit

    and Executive Committees

$6,000

    Chair, Management Performance

    and Governance/Nominating

 $5,000

    Committee Membership

$4,000

Board Meeting Fee:

$2,000

per Board meeting day

Committee Meeting Fee:

$900

($1,100 for Chairman)

Telephone Attendance:

$900

(Board Meeting)

$600

(Committee Meeting)

$800

(Chairman)

The retainers were increased effective January 1, 2004.  Prior to that date, directors received an annual retainer of $18,000, Board meeting fees of $1,100, and Committee meeting fees of $900 ($1,100 for Chairmen).  Directors also received annual retainer fees of $4,800 (quarterly installments of $1,200) and meeting fees of $700 for service as directors of the Company's primary subsidiaries.  Separate payments for service as directors of subsidiaries were discontinued effective January 1, 2004.  All fees are paid on a quarterly basis and include fees for meetings held during the quarter.

Outside directors can defer the receipt of their fees and have such deferred fees credited with interest as if invested in long-term certificates of deposit or be accounted for with "phantom shares" of the Company's common stock.

On February 10, 2004, grants of restricted stock or phantom stock units were made to each of the Company's non-employee directors.  The Committee Chairs received grants of 1,600 shares or phantom stock units, while the other directors received grants of 1,300 shares or phantom stock units.  The grants vest over four years, with one-third vesting two years after grant, one-third vesting three years after grant, and the final one-third vesting four years after grant.  Phantom stock units are paid in accordance with elections to defer fees for Board service.  The restricted stock also vests on an accelerated basis in the event of the director's death, disability, mandatory retirement at age 72, or a change in control, but is lost in the event of  a director's termination of service for any other reason. These grants were made pursuant to the Company's Long-term Stock Incentive Plan.

Outside directors can elect to receive their fees in shares of stock.  The plan for providing payment of fees in stock has been approved by the Company's shareholders.

The Company has entered into individual indemnification agreements with all directors, including Messrs. Rattie and Stanley, indemnifying them as directors.  The form of these agreements has been approved by the Company's stockholders.

The Company furnishes Mr. Cash, as the retired Chairman of the Board, an office, telephone, and limited secretarial support in its Salt Lake City office.

Directors' Retirement Policy

In May of 1992, the Board of Directors adopted a retirement policy that permits an outside director to continue serving in such position until the annual meeting following his 72nd birthday if still actively engaged in business, financial, and community affairs.  The Governance/Nominating Committee exercised its discretion to waive policy limiting the service of retired Chief Executive Officers when it recommended that R. D. Cash be renominated to serve a new term as a director.  There is no policy with respect to the number of terms that any individual director can serve.

Certain Relationships and Related Party Transactions

There are no relationships or related transactions between the Company and any of its directors that are required to be disclosed pursuant to federal securities laws.

 SECURITY OWNERSHIP, DIRECTORS AND EXECUTIVE OFFICERS

The following table lists the shares of stock beneficially owned by each of the directors, each nominee, and each executive officer named on page 11 and all directors and executive officers as a group as of March 1, 2004 (unless otherwise indicated).  Except as noted, each person has sole voting and investment power over the shares shown in the table.

Amount and Nature of

Common Stock Beneficially Owned

  Number of

Right to

Percent of

Phantom Stock

Shares Owned

Acquire1

   Class 2

     Units3

Alan K. Allred4,5,6

41,512

85,984

.15%

386

Phillips S. Baker, Jr.

1,300

0

*

0

Teresa Beck

      1,929

26,200

*

5,825

R. D. Cash 6

358,513

590,108

1.13%

55,703

Patrick J. Early

26,800

29,800

*

15,139

L. Richard Flury

2,000

7,000

*

1,300

James A. Harmon

80,528

13,400

.11%

4,546

W. Whitley Hawkins

45,765

31,400

*

3,807

Connie C. Holbrook4,5

148,758

132,833

.34%

7,295

Robert E. Kadlec7

27,080

66,000

.11%

0

Robert E. McKee, III

1,892

0

*

0

Gary G. Michael

10,000

18,000

*

16,437

S. E. Parks4,5, 6

104,879

196,498

.36%

3,515

Keith O. Rattie4, 5, 6, 8

85,614

257,500

.41%

8,801

Harris H. Simmons

14,400

61,400

*

20,322

Charles B. Stanley4, 5

43,367

106,250

.18%

2,460

All directors and

__________

__________

_____

_______

executive officers

1,094,056

1,748,248

3.33%

159,388

(19 individuals including

those listed above)

__________

1Shares that can be acquired by exercising stock options within 60 days of March 1, 2004.

2Unless otherwise listed, the percentage of shares owned is less than .10%.  (The percentages do not include phantom stock units.)  The percentages of beneficial ownership have been calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

3Phantom stock units are held through the various deferred compensation plans available to the Company's directors and officers.  Although these plans only permit such units to be paid in the form of cash, investment in such units represent the same investment in the performance of the Company's common stock as does investment in actual shares of common stock.

4The Company's executive officers have shares held for their accounts in the Company's Employee Investment Plan.  The number of shares opposite each of their names includes equivalent shares of stock through such plan as of March 1, 2004 as follows:   Mr. Rattie, 1,177 shares; Mr. Stanley, 2,242 shares; Mr. Parks, 22,167 shares; Mr. Allred, 21,613 shares; and Mrs. Holbrook, 29,654 shares.

5Messrs. Rattie and Stanley were each granted shares of restricted stock when they were hired and in February of 2003.  They and the Company's other executive officers acquired restricted shares of the Company's common stock in partial payment of bonuses earned under the Annual Management Incentive Plans for 2003 and received restricted stock grants in February of 2004.   The number of shares opposite each of their names includes the following shares of restricted stock beneficially owned as of March 1, 2004: Mr. Rattie, 47,064 shares; Mr. Stanley, 32,919 shares; Mr. Allred, 5,802 shares; Mr. Parks, 5,072 shares; and Mrs. Holbrook, 4,970 shares.  The officers receive dividends on such shares and have voting powers for such shares, but cannot dispose of them until they vest.

6Of the total shares reported for Mr. Cash, 43,137 shares are owned by his family's private foundation and 6,936 shares are in family trusts for which Mr. Cash shares voting and investment control.  Mr. Cash disclaims any economic interest in such shares.  Mr. Allred owns his record shares with his spouse.  Some of Mr. Parks' record shares are owned jointly with his spouse.  Some of Mr. Rattie's non-restricted shares are owned jointly with his spouse.

7Mr. Kadlec's wife beneficially owns 400 shares of common stock.  Mr. Kadlec has voting control and investment control over such shares.  Such shares are included in the shares listed opposite his name.

8Mr. Rattie is the Chairman of the Board of Trustees of the Questar Corporation Educational Foundation, the Questar Corporation Arts Foundation, and the Questar Corporation Native American Scholarship Foundation, three nonprofit corporations that own an aggregate of 98,001 shares of the Company's common stock as of March 1, 2004.  As Chairman, Mr. Rattie has voting power for such shares, but disclaims any beneficial ownership of the shares.  The shares are not included in the total set opposite his name.

SECURITY OWNERSHIP, PRINCIPAL HOLDERS

The following table sets forth information, as of December 31, 2003, with respect to each person known by the Company to beneficially own at least five percent of its common stock.

Name and Address of

Shares and Nature of

    Beneficial Owner

Beneficial Ownership

Percent of Class

Capital Research and

     7,575,000

         9.1

   Management Company

Investment Advisor1

333 South Hope Street

Los Angeles, California 90071

____________

1In its Schedule 13G dated February 10, 2004, Capital indicated that it had sole power to dispose of 7,575,000 shares but had no power, sole or shared, to vote any shares.

EQUITY COMPENSATION PLAN INFORMATION

The following information is accurate as of December 31, 2003.

(c)

  Number of securities

remaining available for

      (a)

(b)

 future issuance under

Number of Securities to

Weighted-average

 equity compensation

be issued upon exercise

  exercise price of

    plans (excluding

 of outstanding options,

outstanding options,

   securities reflected

Plan Category

   warrants and rights

 warrants and rights

      in column (a)

Equity compensation

plans approved by

security holders

4,973,068

$23.16

6,114,021

Equity compensation

plans not approved

by security holders

                0

          0

               0

Total

4,973,068

$23.16

6,114,021

EXECUTIVE COMPENSATION

The following Summary Compensation Table lists compensation earned by Mr. Rattie and the other four most highly compensated executive officers during 2001, 2002, and 2003.

#

Summary Compensation Table

           Annual Compensation

       Long-term Compensation

    All Other

      Restricted

Options

Compensation

Name and Principal Position

Year

Base Salary ($)

Bonus ($)1

Stock Awards ($)2

   (#)3

        ($)4

Keith O. Rattie4

2003

501,667

535,650

813,300

150,000

86,937

President and Chief Executive Officer

2002

442,917

209,200

0

140,000

61,140

2001

366,667

190,426

666,234

200,000

126,449

Charles B. Stanley4,5,6

2003

311,667

265,579

406,650

75,000

104,558

President and Chief Executive Officer

2002

255,417

61,723

502,514

175,000

99,326

Market Resources Unit

S. E. Parks4

2003

255,000

166,270

0

48,000

23,981

Senior Vice President,

2002

227,083

76,619

0

45,000

21,200

and Chief Financial Officer

2001

210,167

106,624

0

40,000

18,662

Alan K. Allred4,5

2003

245,000

84,920

0

70,000

15,247

President and Chief Executive Officer

2002

164,333

55,272

0

22,000

13,204

Regulated Services Unit

Connie C. Holbrook4

2003

240,833

156,620

0

45,000

17,846

Senior Vice President, General Counsel

2002

216,667

72,400

0

40,000

16,408

and Corporate Secretary

2001

196,417

97,662

0

32,000

14,084

_______________

1Amounts listed under this heading for 2003 include the total value of the bonus earned under the 2003 Annual Management Incentive Plans (AMIPs).  Approximately one-third of the total bonus under the 2003 AMIPs was actually paid with shares of restricted stock.  The shares of restricted stock granted in 2004 for the 2003 AMIPs vest in one installment on the first business day in February of 2005.  The value of all shares of restricted stock granted as partial payment of earned bonuses is reflected in the column marked "Bonus."

2Amounts under this heading for 2003 include the value (as of the grant date) of shares of restricted stock granted to Messrs. Rattie and  Stanley in February of 2003.  Mr. Rattie's shares begin to vest in February of 2006 and vest in three annual installments.  Mr. Stanley's shares vest in February of 2006.

3Dividends are paid on restricted shares of stock at the same rate dividends are paid on other outstanding shares of the Company's common stock.  As of December 31, 2003, the named officers owned the shares of restricted stock as valued on such date listed opposite his name.

Keith O. Rattie

39,546

$1,390,042

Charles B. Stanley

29,836

$1,048,735

S. E. Parks

    932

$     32,760

Alan K. Allred

    672

$     23,621

Connie C. Holbrook

    881

$     30,967

4The 2003 figures include:

Employee

Taxable Moving

Investment Plan

Deferred Plans,

Dividends

Unused

Expenses,Inputed

Name

Contributions($)

Contributions($)

Restricted Stock

Vacation($)

Interest/Tax Gross Up

Mr. Rattie

9,800

36,483

30,846

9,808

0

Mr. Stanley

9,800

18,078

23,272

0

53,408

Mr. Parks

9,800

8,454

727

5,000

0

Mr. Allred

9,800

4,923

524

0

0

Ms. Holbrook

9,800

7,359

687

0

0

5Mr. Stanley joined the Company on January 31, 2002, as Executive Vice President and Chief Operating Officer of Market Resources and assumed the position of President and Chief Executive Officer effective November 1, 2002.  Mr. Allred was named to the position of President and Chief Executive Officer of the Regulated Services unit on May 1, 2003.  He has served as an executive officer of the Company since November 1, 2002, when he was named Senior Vice President and Chief Operating Officer of the Regulated Services unit.  Mr. Allred's compensation information for 2002 includes all compensation he earned during such year.

6The Company entered into a three-year "loan" with Mr. Stanley dated January 31, 2002 that is forgiven in three annual installments through completion of service.

The following table lists information concerning the stock options that were granted to the Company's named executive officers during 2003 under the Company's Long-term Stock Incentive Plan.  No stock appreciation rights (SARs) were granted during 2002; none have been granted under the Plan.

Option/Grants in Last Fiscal Year

    % of Total

Options

Options Granted

Exercise or

Granted

to Employees in

Base Price

Expiration

Grant Date

Name

    (#)1

Last Fiscal Year

 ($/Share)

     Date

Value ($)2

K. O. Rattie

150,000

14.0

27.11

2/10/2013

1,131,000

C. B. Stanley

75,000

7.0

27.11

2/10/2013

565,500

A. K. Allred

70,000

6.5

27.11

2/10/2013

527,800

S. E. Parks

48,000

4.5

27.11

2/10/2013

361,920

C. C. Holbrook

45,000

4.2

27.11

2/10/2013

339,300

___________

1These stock options vest in four annual, equal installments, with the first installment exercisable as of August 11, 2003.  Participants can use cash or previously-owned shares as consideration for option shares. Options expire when a participant terminates his employment, unless termination is caused by an approved retirement, death, or disability.  Options can be exercised within 12 months following a participant's death or disability.   Options may be exercised after retirement for terms specified in the terms of the individual option agreements.

2When calculating the present value of options as of the date granted (February 11, 2003), the Company used the Black-Scholes option pricing model.  The Company assumed a volatility of 30 percent, a risk-free interest rate of 3.80 percent, a dividend yield of 2.70 percent, and an average life of 7.30 years.

The following table lists information concerning the stock options that were exercised by the named executive officers during 2003 and the total options and their value held by each at year-end 2003.

Option Exercises in Last Fiscal Year

and Fiscal Year-end Option Values

Shares

Number of Unexercised

Value of Unexercised,

Acquired or

Value

Options at Year-End

In-the-Money Options

Exercised1

Realized

                  (#)

      At Year-End ($)1

Name

       (#)

     ($)

Exercisable

Unexercisable

Exercisable

Unexercisable

K. O. Rattie

0

0

257,500

232,500

2,270,750

2,130,250

C. B. Stanley

0

0

106,250

143,750

1,168,250

1,469,750

S. E. Parks

2,326

38,234

196,498

68,500

2,889,125

637,300

A. K. Allred

1,016

18,479

85,984

68,000

1,150,847

588,430

C. C. Holbrook

33,610

552,572

137,622

61,750

1,840,879

572,470

____________

1The "value" is calculated by subtracting the fair market value of the shares purchased on the date of exercise minus the option price.  This table does not reflect any taxes paid by the named executives as a result of exercising options or selling all or any portion of the shares obtained as a result of exercising options.  The current value of the shares may be higher or lower than the aggregate value reported in the table.

Retirement Plans

The Company maintains a noncontributory retirement plan that is funded actuarially and does not involve specific contributions for any one individual.  The following table lists the estimated annual benefits payable on a straight line annuity basis under the Company's Retirement Plan as of December 31, 2003, and, if necessary, the Company's Supplemental Executive Retirement Plan (SERP).  The benefits shown are based on earnings and years of service for an employee reaching normal retirement age of 65 in 2003, do not include Social Security benefits, and reflect a 50 percent surviving spouse benefit.  Benefits under the Retirement Plan are not reduced or offset by Social Security benefits, although participants who retire prior to age 62 do receive a temporary supplement until reaching age 62.

                                                                                 Pension Plan Table

Highest Consecutive

Three-Year Average

                                       Years of Service_____________________

Annual Compensation

   15

   20

   25

   30

   35

$250,000

67,293

89,724

112,155

118,405

124,655

300,000

81,543

108,724

135,905

143,405

150,905

350,000

95,793

127,724

159,655

168,405

177,155

400,000

110,043

146,724

183,405

193,405

203,405

450,000

124,393

165,724

207,155

218,405

229,655

500,000

138,543

184,724

230,905

243,405

255,905

550,000

152,793

203,724

254,655

268,405

282,155

600,000

167,043

222,724

278,405

293,405

308,405

650,000

181,293

241,724

302,155

318,405

334,655

700,000

195,543

260,724

325,905

343,405

360,905

750,000

209,793

279,724

349,655

368,405

387,155

The Company's Retirement Plan has a "step rate/excess" benefit formula.  The formula provides for a basic benefit that is calculated by multiplying the employee's final average earnings by a specified basic benefit factor and by subsequently multiplying such sum by the employee's years of service (to a maximum of 25).  This basic benefit is increased for each year of service in excess of 25 and is reduced for retirement prior to age 62.  Employees also receive a permanent supplemental benefit that is calculated by multiplying the difference between the employee's final average earnings and his "covered compensation" by a supplemental factor that varies by age.  (The term "covered compensation" refers to the 35-year average Social Security wage base tied to year of an employee's birth.)  Employees who retire prior to age 62 also receive a temporary supplement that is tied to years of service until they are eligible to receive Social Security benefits at age 62.

Federal tax laws impose limits on the amount of a participant's annual compensation that can be used when calculating benefits under qualified plans and on the amount of benefits that can be paid to a participant from such plans.  The SERP, a nonqualified plan, was adopted in 1987 to compensate officers who are affected by these limits.  It provides retirement benefits equal to the difference between the benefits payable under the qualified Retirement Plan and the benefits that would be payable absent such limits.  The SERP also permits participants to make advance elections to receive lump-sum payments.  With the exception of Messrs. Rattie and Stanley, all of the officers listed in the table have vested benefits under the SERP; all of the listed officers earn annual compensation in excess of the current cap of $205,000 (increased from $200,000 as of January 1, 2004).

Information concerning compensation, final average earnings, and years of service as of December 31, 2003 for the five active employees is shown below:

          2003

Retirement Benefit

        Final

    Compensation

Average Earnings

Years of Service

K. O. Rattie                      962,137                                      739,032                                         3.0

C. B. Stanley                     577,461                                     424,078                                         2.0

S. E. Parks

376,375

324,190

29.4

A. K. Allred

305,069

219,186

25.5

C. C. Holbrook

354,350

304,985

28.4

Each officer's 2003 compensation for purpose of the Company's retirement plans is different than shown on the table because the former includes cash payments when made, not when earned; the value of some restricted stock shares when distributed, not granted; and dividends paid on some shares of restricted stock.  (Restricted stock granted for retention purposes or in lieu of stock options and the dividends paid on such shares do not constitute "compensation" for purposes of Questar's retirement plans.)

Employment Contracts

Mr. Rattie received a new employment contract with the Company effective February 1, 2004, to replace the contract that he originally signed when he joined the Company in 2001.  His new contract guarantees payment of his base salary plus specified bonus payments if his employment is terminated for any involuntary reason other than cause, death, or disability during the three-year period beginning February 1, 2004.  The contract also contains an evergreen provision and is extended for one-year increments on each anniversary date.  It also protects the Company in the event Mr. Rattie voluntarily terminates employment prior to the end of any given three-year period.

Pursuant to the terms of the Company's agreement with Mr. Stanley, which became effective January 31, 2002, he was given a special option to purchase 100,000 shares, a one-time grant of 21,000 shares of restricted stock, and a cash loan of $140,000 for relocation expenses and forfeiture of bonuses earned with his predecessor employer.  Any loan payments are forgiven on an annual basis with Mr. Stanley's service.  The Company also agreed to make up the tax impact of imputed interest charged in conjunction with the loan.  Other contractual commitments included  payment of specified salary and benefits upon termination within the duration of the contract, and a 30-day period of time following termination within the contract period in which to exercise vested stock options.  Mr. Stanley's contract was amended and extended for two years effective February 1, 2004.  His extended contract contains an evergreen provision similar to Mr. Rattie's.

Executive Severance Compensation Plan

The Company has an Executive Severance Compensation Plan that covers the Company's executive officers and all other officers of the Company and its affiliated companies.  Under this plan, participants, following a change in control of the Company, are eligible to receive compensation equal to up to two years' salary, cash bonuses, and miscellaneous benefits upon a termination of their employment (as defined in the plan).

The dollar amounts payable to the Company's executive officers (based on current salaries paid by the Company and its affiliates) in the event of a change in control of the Company are as follows: $1,080,000 to Mr. Rattie, $800,000 to Mr. Stanley; $552,000 to Mr. Allred; $530,000 to Mr. Parks; and $510,000 to Mrs. Holbrook.  The Company's executive officers would also receive cash bonuses, supplemental retirement benefits, and welfare plan benefits.

Under the plan, a "change in control" is defined to include any change in control required to be reported under Item 6(e) of Schedule A of Regulation 14A of the Securities Exchange Act of 1934, as amended.  A change in control is also deemed to occur once any acquiring person becomes the beneficial owner, directly or indirectly, of securities representing 25 percent or more of the Company's outstanding shares of common stock.

CUMULATIVE TOTAL SHAREHOLDER RETURN

The following graph compares the cumulative total return of the Company's common stock with the cumulative total returns of a group of diversified natural gas companies published by Value Line, Inc., which is a peer group of six diversified natural gas companies selected by the Company, and the S&P Composite-500 Stock Index.  The Company believes performance of the six peer company group to be a better benchmark of performance due to the higher concentration of commodity price exposure, relative size, and business mix of such companies.  (The six peer companies are Energen Corporation; Equitable Resources, Inc.; Kinder Morgan, Inc.; National Fuel Gas Company; ONEOK, Inc.; and Southwestern Energy Company.)

The chart assumes $100 is invested at the close of trading on December 31, 1998 in the Company's common stock, the indices of six peer companies, and the S&P 500 Index.  It also assumes all dividends are reinvested.  For 2003, the Company had a return of 29.5 percent compared to a return of 28.7 percent for the S&P 500 Index and a return of 36.1 percent for the six- company peer group.  For the five-year period, the Company had a compound annual return of 16.1 percent compared to returns of -0.6 percent for the S&P 500 Index and 17.8 percent for the peer group.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Management Performance Committee (Committee) is a Committee of outside directors that is chaired by Patrick J. Early.  Our other members include Teresa Beck, James A. Harmon, W. Whitley Hawkins, Robert E. Kadlec, Robert E. McKee III, and Gary G. Michael.  We review and approve all elements of the total compensation program for officers of the Company and administer the Company's Long-term Stock Incentive Plan.  We monitor the Company's executive compensation programs to verify that they are aligned with the Company's business strategies and financial goals.  We believe that such programs motivate the Company's officers to acquire and retain appropriate levels of stock ownership and are competitive with programs offered by the Company's peers.  Although we determined that the total compensation earned by the Company's officers in 2003 achieved these objectives, we determined to make some changes for 2004.  We made these changes after reviewing a consultant's report based on a review of the Company's executive compensation program conducted in late 2003.

Each year, we review the performance of the Company on a consolidated basis and the performance of the Company's major lines of business and compare such performance to specified groups of peer companies.

We also assess the individual performance of officers, particularly the performance of Keith O. Rattie and the other named executive officers listed in the Summary Compensation Table. We periodically hire outside consultants to perform an in-depth audit and analysis of the total compensation paid to the Company's officers.

The Company's total compensation program for officers includes base salaries, annual bonuses, and equity awards.  The total program is designed to attract, motivate, reward and retain the broad-based management talent required to achieve corporate objectives and increase shareholder value.  Each of these components of the total program is discussed in greater detail below.

Base Salaries

We review base salaries for the Company's officers on an annual basis.  Such salaries are generally pegged at or near the 50th percentile or market average of survey data.  We have historically awarded salary increases to Mr. Rattie and other officers based on an assessment of each officer's comparison with survey data, responsibilities, experience and performance.  The salaries earned by the named executive officers during 2003 are listed in the table shown on page 11.

Annual Bonuses

All Company officers, but particularly the highest paid officers shown in the table, have a significant portion of their total compensation at risk.  Annual bonuses are directly linked to key financial and operating objectives for the major business units and for the Company on a consolidated basis.  Each year, we review and approve annual specified performance objectives. Performance objectives are both financial (e.g., net income, return on equity) and efficiency objectives (e.g., customer service rating, safety performance, finding costs, operating and maintenance costs).  The performance objectives are set after we review actual results for the prior year and budgeted results for the year in question and are generally higher than actual results for the prior year and expectations for the current year.

An overall performance factor is multiplied by each officer's target bonus to determine his earned bonus.  Each officer's target bonus is a percentage of his base salary in effect at the time the target bonus is approved.  We also determine the allocation of each officer's target bonus between business unit results and consolidated results.  For 2003, two-thirds of each officer's earned bonus was paid in cash; the remainder is paid in shares of restricted stock that vest approximately a year after being granted.  We eliminated the deferral provision for the 2004 Plan.  Mr. Stanley also participates in general employee compensation plans adopted for the Market Resources unit.

Equity Awards

Prior to 2004, we awarded annual grants of stock options to the Company's officers and key employees as part of their "risk-based" compensation.   In 2004, we decided to grant restricted stock awards instead of stock options and focused more attention on the relative value of the two types of equity awards.  The restricted grants are awarded pursuant to the terms of an omnibus Long-term Stock Incentive Plan, which allows us broad flexibility to use a wide range of stock-based performance awards.

We have established stock ownership guidelines for officers.  (Phantom stock units attributable to an officer's deferred compensation are included.)  All of the officers named in the Summary Compensation Table satisfy these guidelines, which constitute a multiple of their base salaries.

Information concerning the stock options granted to the Company's highest ranking executive officers in 2003 is included in the table labeled "Option/Grants in Last Fiscal Year."  The table labeled "Option Exercises" provides information concerning the value realized by the individual members of the group when exercising stock options in 2003 and the year-end value of their remaining stock options.

New Long-term Cash Incentive Plan

Acting on our consultant's recommendation to focus attention on total shareholder return on a long-term basis rather than as a metric for the annual bonus plan, we adopted a new Long-term Cash Incentive Plan for the five officers named in the compensation table.  This plan will measure total shareholder return for the Company and a list of specified peers during the three-year period ending December 31, 2006.  Participants can earn up to three times their target bonus if the Company's total shareholder return places the Company in the top third when compared to the returns earned by a group comprising the Company and its 14 peer companies.  Participants, on the other hand, will fail to earn any portion of their target bonus if the Company's total shareholder return is in the bottom third when compared to its peers.  If the Company's total shareholders return is not at least in the middle third, participants will not earn total direct compensation at the 50th percentile.  The Company's total shareholder return for the prior 12 months is measured over a 30-day duration at the end of each year of the performance period.  A description of this plan begins on page 19.

Specific Compensation Decisions

We believe that the bonuses paid to the Company's officers for 2003 performance reflect the success achieved by the Company's Market Resources group, which met or significantly exceeded market performance goals except one.  The Company, on a consolidated basis, exceeded its performance goals, particularly net income and return on equity.  We were also pleased that the Company's total shareholder return for the three-year period ending December 31, 2003, placed it in the top one-third when compared to peers.  The Regulatory Services unit failed to satisfy its minimum performance objectives, partially due to the impact of an adverse legal decision received by Questar Gas Company.

We recommended that the employment agreements for Messrs. Rattie and Stanley be revised and extended.  We increased Mr. Rattie's base salary from $510,000 to $540,000, effective March 1, 2004, kept his target bonus for the annual bonus plan at 75 percent ($405,000), granted him 12,000 shares of restricted stock in lieu of a stock option, and approved a target bonus of $400,000 for the new Long-term Cash Incentive Plan.

We determined to simplify some of the specific performance goals and such weightings for  goals, but we continued to emphasize a combination of financial and operating goals.

Miscellaneous

We support the Company's traditional practice of limiting the perquisites granted to officers.  Company officers do not have first-class travel privileges, cars, country club memberships, supplemental welfare benefit plans, executive dining room service, or personal use of the Company's airplane.

Federal tax law precludes the Company from deducting compensation paid in excess of $1 million per year to any named executive officer.  Performance-based compensation, however, is not subject to this deductibility limit.  Awards under the Company's Long-term Stock Incentive Plan qualify for performance-based compensation.  Consequently, the Company can continue to take a deduction for any ordinary income recognized by officers when exercising nonqualified stock options. The Company's annual cash bonus plans do not qualify as performance-based plans.  Once shareholders approve the new Long-term Cash Incentive Plan, it will qualify as a performance-based plan.

Management Performance Committee

Patrick J. Early, Chairman

Teresa Beck

James A. Harmon

W. Whitley Hawkins

Robert E. Kadlec

Robert E. McKee III

Gary G. Michael

LONG-TERM CASH INCENTIVE PLAN

The Company's Board of Directors unanimously recommends that shareholders approve the Long-term Cash Incentive Plan ("Plan"), which is a long-term performance-based plan for key employees.  The Plan is effective January 1, 2004, subject to the receipt of shareholder approval.  The Plan provides cash payments to participants if the Company achieves specified performance goals that are directly tied to shareholder value.

A copy of the Plan is attached as Appendix A.  The following is a summary of material Plan provisions.

Eligibility.  Key executives and employees are eligible to be considered for participation in the Plan.

Purpose.  The Plan is designed to focus attention on key goals, particularly total shareholder return over a multi-year performance period.  The performance period must be at least two years.

Awards.  The Plan lists various performance measures that may be used by the Management Performance Committee ("Committee") in setting awards.  This list was established to provide flexibility, but the Committee currently intends to use total shareholder return as the key metric.  The Plan provides a maximum cash payment of $1.5 million for any participant for any performance period.

Tax Deductibility.  The Plan is designed to qualify as performance-based compensation that is exempted from the limitation on deductions imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended.

Form and Payment of Awards.  All awards will be paid in cash within 60 days of the end of the performance period.  The cash payments are not compensation for purposes of the Company's qualified or nonqualified retirement plans or welfare benefit plans.

Administration.  As mentioned above, the Committee administers the Plan.  All members of the Committee are independent directors who are not eligible to participate in the Plan.

Amendment/Termination.  The Board of Directors may amend or terminate the Plan at any time.  No amendment, however, can change the maximum cash award of a covered employee, change the definition of eligible employees, or change the enumerated performance measures without the consent of the Company's shareholders or operate to change any cash awards earned during a performance period, without written consent from the participants.  The Board cannot terminate the Plan in any year in which a change in control has occurred without written consent from the participants.

Termination of Employment.  In the event a participant dies, becomes disabled or retires (at age 55 with at least 10 years of service) during the performance period, he receives a pro rata cash payment at the end of the performance period.  (The employment agreements for Messrs. Rattie and Stanley provide a payment equal to their target bonus under their Plan in the event they die or become disabled prior to the end of that period.  Such payments are not made pursuant to the terms of the Plan.)

In the event of a change in control at any point in a performance period, the participants are entitled to receive their designated target bonuses within 30 days of such change in control.  A change in control is defined to include any "person" becoming the beneficial owner of 25 percent or more of the Company's voting securities; shareholder approval of various transactions, including a plan of merger or consolidation of the Company where the Company is not the survivor; a sale or disposition of all or substantially all of the Company's assets, or a plan of liquidation or dissolution of the Company; or any situation in which a majority of directors are not directors in existence as a specified historic date or successors initially nominated by such directors.

Plan Benefits and Performance Goal.  For the first performance period (the three years ending December 31, 2006), the Committee nominated the five executive officers listed on the Compensation Table as participants.  The following table lists the name and target bonus for each named participant:

Keith O. Rattie

$400,000

C. B. Stanley

$350,000

Alan K. Allred

$100,000

S. E. Parks

$75,000

Connie C. Holbrook

$50,000

Each participant can earn up to three times the designated target bonus if the Company's average total shareholder return for the performance period places the Company in the top third of a pre-approved group including the Company and 14 peer companies.  No participant, however, can earn any fraction of his target bonus if the Company's total shareholder return for the performance period places the Company in the bottom third of the group.

Total shareholder returns for the 12-month period are measured during December of each year (2004, 2005, and 2006) for the Company and each of its designated peers.  The sum of the annual average of the three years is divided by three and then compared with similar return measures calculated for each peer.

The peer companies have been approved by the Committee and include:  Cabot Oil and Gas Company; Devon Energy Corporation; El Paso Corporation; Energen Corporation; EOG Resources, Inc.; Equitable Resources, Inc.; Forest Oil Corporation; National Fuel Gas Company; ONEOK, Inc.; Peoples Energy Corporation; Southwestern Energy Company; Vintage Petroleum, Inc.; Western Gas Resources, Inc.; and Williams Companies, Inc.  In the event any designated peer company ceases to exist as a public company, the Committee, in its discretion, can designate a replacement or use the smaller group.  For the three-year period ending December 31, 2003, the Company's total shareholder return was 29.3 percent, which placed it fifth in this group.

The Board of Directors, acting on recommendations of the Committee and the consultant retained by it, has chosen to move the total shareholder return metric from the Company's annual bonus plans to this Plan and to use other forms of equity, e.g., restricted stock.  The Board and Management Performance Committee, however, want to emphasize the importance of shareholder value on a long-term basis, and to tie cash payments to shareholder returns.  The Board of Directors recommend a vote "FOR" approval of the Plan.  Approval of the Plan requires the receipt of a majority of the shares represented at the Annual Meeting.

AUDIT COMMITTEE REPORT

Our Committee, which is officially known as the Finance and Audit Committee, originally adopted a statement of responsibilities in May of 1997.  It has been revised several times since then, most recently by the Board in 2003.  A copy of this statement of responsibilities is attached as Appendix B.

Our Committee members are appointed each year by the Board of Directors to review the Company's financial matters.  The Board has determined that each member of our Committee meets the independence requirements set by the New York Stock Exchange and is financially literate.  The Board has also determined that Messrs. Baker, Michael, Harmon, and Simmons and Ms. Beck are financial experts as defined by the Securities and Exchange Commission, under rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Two members of the Committee—Ms. Beck and Mr. Michael—serve as members of the audit committees of three or more public companies.  The Board has determined that such service does not impair the ability or limit the time that each has to serve as a member of our Committee.

We reviewed and discussed with the Company's officers the audited financial statements for the year ending December 31, 2003.  We discussed with Ernst & Young, the Company's independent auditing firm, the matters required by Codification of Statements on Auditing Standards No. 61.  We have also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Statement No. 1, and we have discussed with representatives of Ernst & Young its independence from the Company.  We have also discussed with the Company's officers and Ernst & Young such other matters and received such assurances from them as we deemed appropriate.

Based on our review and discussions, we have recommended to the Company's Board of Directors the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ending December 31, 2003.

Ernst & Young billed the Company for services as follows:

20031

20021

Audit Fees:

$528,950

$581,512

Audit-related Fees:

76,697

56,991

Tax Fees:

9,875

18,315

All Other Fees                                               0                                  0

Total

$615,522

$656,818

1The fees listed are aggregate fees.  Audit fees represent the aggregate fees billed for services performed for each year, regardless of when the fee was actually billed.  Other fees represent the aggregate fees actually billed in each year.

Audit fees are billed in conjunction with Ernst & Young's audit of the annual financial statements of the Company on a consolidated basis and its reporting subsidiaries and review of the financial statements included in the Form 10-Q Reports filed by the Company and its reporting subsidiaries.  This category also includes fees for audits provided in connection with statutory filings and other services such as consents and assistance with and review of documents filed with the Securities and Exchange Commission.

Audit-related fees are billed for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit or review of the Company's financial statements, consultations concerning Generally Accepted Accounting Principles, evaluations of the impact of new requirements mandated by Congress, the Securities and Exchange Commission, and the Financial Accounting Standards Board.  Audit-related fees also include audits of the Company's employee benefit plans.

Tax fees primarily include fees associated with tax audits, tax compliance, tax consulting, and tax planning.  They also include fees for reviewing officers' tax returns.

We have concluded that the provision of the non-audit services listed above is compatible with maintaining Ernst & Young's independence.

We have adopted procedures for pre-approving all audit and non-audit services provided by Ernst & Young.  These procedures include reviewing an annual budget for audit services and permitted non-audit services that are recurring in nature and authorizing the Company to execute letter agreements setting forth such fees.  Our approval is required for any services to be performed by Ernst & Young that are not specified in the letter agreements.  We have delegated pre-approval authority to our Chairman, but any exercises of such authority are reported to us at our next meeting.

Finance and Audit Committee

Gary G. Michael, Chairman

Phillips S. Baker, Jr.

Teresa Beck

L. Richard Flury

James A. Harmon

Robert E. Kadlec

Harris H. Simmons

ANNUAL REPORT AND FORM 10-K REPORT

Questar has recently mailed an annual report for 2003 to shareholders of record.  The Company does take advantage of the special "householding" rules recently adopted by the Securities and Exchange Commission to mail single copies of the annual report (not the proxy statement) to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We will promptly send a separate copy of the annual report to you if you live at a shared address that only received a single copy.  Please contact Connie C. Holbrook at 180 East 100 South, Salt Lake City, Utah 84111, or 801-324-5202, if you want to receive a separate copy of the annual report now or in the future or if you want to request that only one copy of the annual report be sent to your address if you are currently receiving multiple copies of it.

We will also send you without charge a copy of our Annual Report on Form 10-K (excluding exhibits) that was filed with the Securities and Exchange Commission.  You can contact the person identified above to make the request.

SECTION 16(a) COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and regulations promulgated by the Securities and Exchange Commission, the Company's directors, certain officers, and persons that own more than 10 percent of the Company's stock, are required to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish the Company with copies of all such reports they file.

The Company's Corporate Secretary acts as a compliance officer for such filings and prepares reports for such persons based on information known and otherwise supplied.  Based solely on a review of such information, the Company believes that, with two exceptions, all filing requirements were satisfied for 2003.  Mr. Hawkins filed one late report (through a Company oversight) disclosing the purchase of option shares in June of 2003.  Mr. Allred filed one late report (through a Company misclassification of a deferred compensation account) involving less than one phantom stock unit credited to his account in August of 2003.

OTHER MATTERS

Pursuant to the Company's Bylaws, business must be properly brought before an annual meeting in order to be considered by stockholders.  The Bylaws specify the procedure for stockholders to follow in order to bring business before an annual meeting.  A stockholder who wants to nominate a person for election as a director must deliver a written notice, by certified mail, to the Company's Secretary.  Such notice must be received at least 90 days and not more than 120 days prior to the date of the meeting.  The notice must set forth (1) the name, address, and stock ownership of the person making the nominations; (2) the name, age, business address, residential address, and principal occupation or employment of each nominee; (3) the number of shares of the Company's stock owned by each nominee; (4) a description of all arrangements and understandings between the stockholder and nominee pursuant to which the nomination is made; and (5) such other information concerning the nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of the nominee.  The notice must also include the signed consent of the nominee to serve as a director if elected.

The Company's Bylaws also require that any stockholder who is entitled to vote at the annual meeting and who wants to submit a proposal at such meeting without having it considered through the proxy materials, must deliver a written notice of the proposal, by certified mail, to the Company's Secretary.  Such notice must be received at least 90 days and not more than 120 days prior to the date of such meeting.  The notice must set forth (1) a brief description of the proposal; (2) the stockholder's name, address, and stock ownership; and (3) any material interest of the stockholder in the proposal.

If the written notice is not received by the date specified in the Bylaws, the named proxies will have discretionary voting to deal with the nomination or proposal.  A copy of the Company Bylaws specifying the requirements will be furnished to any stockholder upon written request to the Secretary.

By Order of the

Board of Directors

Connie C. Holbrook

Senior Vice President,

General Counsel and Secretary

Appendix A

QUESTAR CORPORATION

LONG-TERM CASH INCENTIVE PLAN

Section 1.

Purpose.

The Questar Corporation Long-term Cash Incentive Plan (the "Plan") is designed to encourage key employees of Questar Corporation and its affiliated companies (the "Company") to focus attention on the long-term profitability and growth of the Company, thereby serving the interests of the Company's shareholders and to align employee incentives with shareholder value creation.

Section 2.

Definitions.

"Board" means the Board of Directors of the Company or a successor to the Company.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Management Performance Committee of the Board of Directors, which is comprised wholly of independent, outside directors.

"Covered Employee" means a Key Employee who is a "covered employee" as defined in Section 162(m)(3) of the Code and the regulations promulgated pursuant to it or who the Committee believes will be such a covered employee for a Performance Period, and who the Committee believes will have remuneration in excess of $1,000,000 for the Performance Period, as provided in Section 162(m) of the Code.

"Designated Beneficiary" means the beneficiary designated by the Key Employee, in a manner determined by the Committee, to receive amounts due the Key Employee in the event of the Key Employee's death.  In the absence of an effective designation by the Key Employee, Designated Beneficiary shall mean the Key Employee's estate.

"Disability" means permanent and total disability within the meaning of Section 105(d)(4) of the Code.

"Employer" means the Company and any affiliate that agrees to bear the costs of having its Key Employees participate in the Plan.  The term shall also mean any successor to the Company.

"Fiscal Year" means the fiscal year of the Company.

"Key Employee" means an officer, manager or senior professional within the Company who plays a key role in achieving the Company's strategic plans and total return goals.  To participate in the Plan, an employee must be nominated by the Company's President and Chief Executive Officer and confirmed by the Committee.  An employee's status as an officer, manager, or senior professional does not make him automatically eligible to participate in the Plan.

"Performance Goals" means the objective(s) established by the Committee for a Performance Period.  As a general rule, the Performance Goal shall be Total Shareholder Return or other performance measure deemed by the Committee to be closely linked to long-term shareholder value.

"Performance Period" or "Period" means the period of years selected by the Committee during which Total Return or other Performance Goals is measured for purposes of determining the extent to which a Key Employee has earned his Target Bonus or any portion or multiple of it.  A Performance Period must be at least two years in length.

"Target Bonus" means the dollar amount specified for each Key Employee within the 60 days after the beginning of a Performance Period.

"Termination of Employment" means the date on which a Key Employee shall cease to serve as an employee for any reason.

"Total Shareholder Return" means the change in stock price for the relevant period plus any dividends the Company pays its shareholders during the year, expressed as a percentage.

Section 3.

Administration.

The Plan shall be administered by the Committee, unless otherwise determined by the Board.  The Committee shall have sole and complete authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the operation of the Plan, and to interpret the terms and provisions of the Plan.  The Committee's decisions shall be binding upon all parties, including the Company, stockholders, Key Employees, and Designated Beneficiaries.

Section 4.

Eligibility.

When reviewing an employee's nomination for Plan participation, the Committee may consider such factors as the employee's functions and responsibilities and the employee's past, present, and future contributions to the Company's growth and profitability.

Nothing contained in the Plan shall confer upon any Key Employee any right to continue in the employment or service of the Company or to limit in any respect the right of the Company to terminate the Participant's employment or service at any time and for any reason.

Section 5.

Determination of Key Employees, Target Bonuses, and Performance Goals.

Within 60 days after the beginning of each year, the Committee shall name individuals to participate in the Plan as Key Employees, determine each Key Employee's Target Bonus, and approve the Performance Goal(s) (with minimum payout portions of Target Bonuses and maximum payout multiples of Target Bonuses) for a defined Performance Period.  At such time, the Committee shall also approve the peer companies for the Total Shareholder Return comparison and approve the maximum amount that can be paid pursuant to the terms of the Plan at the end of the Performance Period.

Performance Goals may include alternate and multiple goals and may be based on one or more business and or financial criteria.  In establishing the Performance Goals for the Performance Period, the Committee may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any business unit within it:  (a)  Total Shareholder Return;  (b)  return on assets, equity, capital or investment;  (c)  pre-tax or after-tax profit levels including earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profits after tax; net income;  (d)  cash flow and cash flow return on investment;  (e)  economic value added and economic profit; or  (f)  growth in earnings per share.

Performance Goals must be objective and must satisfy third party "objectivity" standards under Section 162(m) of the Code and regulations promulgated pursuant to it.  Any payment under this Plan to a Covered Employee with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Goals that are specified in advance by the Committee.  The Committee shall certify in writing prior to approval of any such payment that such applicable Performance Goals relating to the payment are satisfied.  (Approved minutes of the Committee may be used for this purpose.)

The maximum payment that may be paid to any Covered Employee under the Plan for any Performance Period shall be $1,500,000.

Section 6.

Determination of Awards.

Within 60 days after the end of each Performance Period, the Committee shall compute incentive awards for each Key Employee, using the Target Bonus and Performance Goals previously approved.  All awards shall be made in cash and in one installment.  Aggregate awards calculated pursuant to the terms of the Plan shall not exceed the maximum limit approved by the Board of Directors for the Performance Period involved.  To be eligible to receive a payment, the Key Employee must be actively employed by the Company or an affiliate as of the date of distribution except as provided in Section 7 and must not have been placed on probation at any time during such period.

Section 7.

Termination of Employment.

In the event a Key Employee ceases to be an employee during a Performance Period for any reason other than death, disability, retirement, or a Change in Control, he shall not be entitled to any payment pursuant to the terms of the Plan.  If a Key Employee terminates employment as a result of death, Disability, or retirement, he (or his Designated Beneficiary, in the event of his death) shall be given a prorated award at the end of the Performance Period based on the length of his service during the Performance Period when compared to the entire Period.  For the purpose of this Plan, retirement shall mean any voluntary Termination of Employment on or after age 55 with 10 years of service.

In the event a Key Employee ceases to be an employee during a Performance Period as a result of a Change in Control during a Performance Period, he shall be entitled to receive a payment equal to his Target Bonus.  Such payment shall be made to him within 30 days after his Termination of Employment.

A Change in Control of the Company shall be deemed to have occurred if (i) any "Acquiring Person" (as such term is defined in the Rights Agreement dated as of February 13, 1996, between the Company and U. S. Bank, National Association ("Rights Agreement")) is or becomes the beneficial owner (as such term is used in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing 25 percent or more of the combined voting power of the Company; or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving:  individuals who, as of May 19, 1998, constitute the Company's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on May 19, 1998, or whose appointment, election or nomination for election was previously so approved or recommended; or (iii) the Company's stockholders approve a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60 percent of the combined voting power of the securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities; or (iv) the Company's stockholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60 percent of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.  A Change in Control, however, shall not be considered to have occurred until all conditions precedent to the transaction, including but not limited to, all required regulatory approvals have been obtained.

Section 8.

General Provisions.

a.

Other Benefit Plans.  Any cash awards paid under the terms of this Plan do not constitute "compensation" for purposes of the Company's qualified or welfare benefit plans.

b.

Taxes and Withholding.  All cash payments made under the Plan are subject to withholding for federal, state, and other applicable taxes.  The Company shall deduct any taxes required by law to be withheld from all amounts paid to a Key Employee under this Plan.

c.

Source of Funds.  All cash payments made under the Plan will be paid from the Company's general assets and nothing contained in the Plan will require the Company to set aside or hold in trust any funds for the benefit of any Key Employee or his Designated Beneficiary.

d.

No Assignment.  No right or benefit under this Plan will be subject to assignment, pledge, encumbrance, or charge, and any attempt to assign, pledge, encumber, or charge such right or benefit will be void.  No such right or benefit will in any manner be subject to the debts or liabilities of a Key Employee.

e.

Amendment of Plan.  The Company's Board of Directors, at any time, may amend, modify, suspend, or terminate the Plan, but such action shall not affect the cash awards earned during any given Performance Period.  No amendment to change the maximum award payable to a Covered Employee, the definition of Covered Employee, or the enumerated Performance Goals shall be effective without shareholder approval.  The Company's Board of Directors cannot terminate the Plan in any year in which a Change in Control has occurred without the written consent of the affected Key Employees.

f.

Successor.  The Company shall require any Successor or assignment, whether direct, indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business and/or assets of the Company to assume the obligations under this Plan in the same manner and to the same extent that the Company would be required to perform if no such successor assignment had taken place.

g.

Choice of Law.  This Plan will be governed by and construed in accordance with applicable federal law and, to the extent not preempted by federal law, in accordance with the laws of the state of Utah.

h.

Effective Date of the Plan.  The Plan shall be effective with respect to the fiscal year beginning January 1, 2004, subject to the receipt of shareholder approval.  The Plan shall remain in effect until it is suspended or terminated as provided in Section 8e.

Appendix B

STATEMENT OF RESPONSIBILITIES

FINANCE AND AUDIT COMMITTEE, QUESTAR CORPORATION

The Finance and Audit Committee of Questar Corporation=s Board of Directors consists of at least four members.  To be eligible to serve on the Committee, a director must be both "independent" and "financially literate."  These determinations will be made by the Board using such terms as defined by any applicable law or any listing standard established by the New York Stock Exchange.  One  member of the Committee must have accounting or related financial management expertise and be eligible for designation as a Afinancial expert."  The Committee and its Chairman are appointed each year by the Board of Directors at the first Board meeting following Questar's annual meeting of shareholders.  The Board of Directors may appoint new members of the Committee at any time.

The Committee is responsible for overseeing the Company=s financial statements, the Company=s compliance with legal and regulatory requirements, the independent accounting firm=s qualifications and independence, the performance of the Company=s internal audit function, and for preparing the report to be included in the Company=s annual proxy statement.  The Committee Chairman is required to make regular reports to the full Board of Directors.  The Committee=s responsibilities are described more fully below.

1.

Annual Financial Statements.  Review annual financial statements and the results of the audit performed in conjunction with such statements.  The Committee shall review a report, on at least an annual basis, that discloses all critical accounting practices followed by the Company, all alternative treatments of financial information within generally accepted accounting principles, and other material written communications between the accounting firm and Questar=s management.  The Committee shall review the Company=s disclosures in the AManagement=s Discussion and Analysis.@

2.

External Audit Process.  Oversee the external audit process and the independence of the accounting firm.  In connection with this general responsibility, the Committee shall be Adirectly responsible for the appointment, compensation, and oversight of the work of the independent accounting firm.@  The Committee shall approve the engagement letter specifying audit fees and shall approve in advance any non-audit services not expressly prohibited under federal law and services not otherwise specified in the engagement letter to be performed by the accounting firm and the fees charged for such services.  The Committee shall be responsible for approving any reports concerning audit services and fees disclosed in periodic reports and for resolving disagreements between the Company and the accounting firm brought to its attention.  The Committee shall review, at least annually, a report by the accounting firm describing its internal quality control procedures, any material issues raised by the most recent internal quality-control review and any inquiry or investigation by governmental or professional authorities.  The Committee shall also set hiring policies for employees or former employees of the accounting firm and insure that such hiring policies comply with federal law.

3.

Internal Audit and Internal Control.  Oversee the internal audit function including internal control and financial reporting.  In connection with this general responsibility, the Committee shall review and approve the Company's annual internal control report disclosed in the Form 10-K.

4.

Interim Financial Statements.  In connection with this responsibility, the Committee shall meet with representatives of the Company, the independent accounting firm and internal audit on a quarterly basis and review the Company=s disclosures under AManagement=s Discussion and Analysis.@

5.

Earnings Releases.  Review earnings press releases as well as financial information and earnings guidance provided before such information is disseminated publicly.

1.

Business Ethics Policy.  In connection with a general responsibility to oversee the Business Ethics Policy, the Committee shall approve any special ethics policy provisions for the Company's Chief Financial Officer and other specified individuals assigned the responsibility for the Company's financial and accounting records.  The Committee shall also establish procedures for the Company to use for receiving and treating complaints, including confidential, anonymous employee complaints, concerning accounting, auditing, or internal control procedures.

2.

Executive Sessions.  The Committee, on a periodic basis, shall meet separately with the Chief Financial Officer, internal auditors, and independent public accountants.

8.

Risk Assessment and Management Policies.  In conjunction with a general responsibility to review risk assessment policies, the Committee shall receive periodic reports concerning any legal, environmental, taxation, credit, and regulatory matters that could have a material effect on the Company=s financial statements and compliance policies.

9.

Evaluation.  Review on an annual basis the Committee's effectiveness and the sufficiency of its written statement of responsibilities.

10.

Miscellaneous.  Handle miscellaneous assignments requested by the full Board.

The Committee has the authority to hire independent counsel and any other advisors that it deems necessary to assist with its responsibilities.

Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing such financial statements.  In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work, auditing standards, or the independence of the auditors.  Each member of the Committee shall be entitled to rely on the people and organizations that supply information to the Committee and the accuracy and completion of such information.

QUESTAR CORPORATION

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

180 East 100 South

FOR THE ANNUAL MEETING, MAY 18, 2004

P. O. Box 45433

Salt Lake City, Utah 84145-0433

PROXY The undersigned stockholder of QUESTAR CORPORATION does hereby constitute and appoint KEITH O. RATTIE and ROBERT E. KADLEC, or either of them, the true and lawful attorney-in-fact and proxy with all the powers that the undersigned would possess, if personally present, to vote the stock of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 1140 West 200 South, Salt Lake City, Utah 84104, on Tuesday, May 18, 2004, at 8:00 a.m., local time, and at any adjournments thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement, dated April 5, 2004, receipt of which is hereby acknowledged, and upon any other business that may come before the meeting or any adjournments or postponements.

Dated:                                                          , 2004

(Signature)  _____________________________

(Signature)  ______________________________

Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, etc., give full title.  If stock is held jointly, each joint owner should sign.  If stock is owned by a corporation, please sign full corporate name by

(Please turn over)

duly authorized officer.

This proxy, when properly executed will be voted in the manner directed by the stockholder.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR APPROVAL OF THE LONG-TERM CASH INCENTIVE PLAN.

The Board recommends a vote FOR the election of directors and FOR approval of the Long-term Cash Incentive Plan.

To elect five directors of the Company.

Nominees:

Teresa Beck, R. D. Cash, Robert E. McKee III, Gary G. Michael, and Charles B. Stanley

G

VOTE FOR all nominees listed above, except as marked to the contrary above (if any).  To withhold your vote for any individual nominee, strike a line through his name in the list above.

G

VOTE WITHHELD from all nominees.

To approve the Long-term Cash Incentive Plan.

G    Yes

G    No

G   Abstain

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournments or postponements of such meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

  G  Please mark if your address has changed and correct your address on the reverse side.